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                                                                    EXHIBIT 99.1



              OPTION NOTICE, ASSUMPTION AND SUBSTITUTION AGREEMENT


         THIS OPTION NOTICE, ASSUMPTION AND SUBSTITUTION AGREEMENT (the "Agreement") is made and entered into as of this __ day of December, 1997, by and among HARBINGER CORPORATION, a Georgia corporation ("Harbinger"), PREMENOS TECHNOLOGY CORP., a Delaware corporation ("Premenos"), and the individual listed on Exhibit A to this Agreement ("Optionee").

                               W I T N E S S E T H

         WHEREAS, Harbinger, Olympic Subsidiary Corporation, a Delaware corporation and a wholly-owned subsidiary of Harbinger ("HarbingerSub"), and Premenos have entered into that certain Merger Agreement, dated as of October 23, 1997 (the "Merger Agreement");

         WHEREAS, pursuant to the Merger Agreement, Harbinger will acquire Premenos through the merger of HarbingerSub with and into Premenos (the "Merger");

         WHEREAS, as a result of the Merger, Premenos will become a wholly-owned subsidiary of Harbinger;

         WHEREAS, Premenos previously granted to Optionee stock options (the "Old Options") to purchase such shares of common stock, $.01 par value per share, of Premenos as are listed on Exhibit A to this Agreement ("Premenos Common Stock"), which Old Options were granted under and pursuant to the Premenos Program (the "Premenos Program") attached as Exhibit B;

         WHEREAS, pursuant to the Merger Agreement, Harbinger will assume at the Effective Time all of Premenos' rights and obligations with respect to the Old Options and shall substitute therefor non-qualified stock options (the "New Non-Qualified Options") under the Harbinger 1996 Stock Option Plan (the "Plan") to purchase shares of common stock, par value $.0001 per share of Harbinger (the "Harbinger Common Stock") for each Old Option that constituted a non-qualified stock option prior to the Effective Time, and shall substitute therefor incentive stock options (the "New Incentive Options" and together with "New Non-Qualified Options" hereinafter collectively referred to as the "New Options") under the Plan for each Old Option that qualified as an incentive stock option prior to the Effective Time;

         WHEREAS, the New Options shall be evidenced by, and shall be subject to the terms and conditions of, the stock option grant certificate in the form of Exhibit C to this Agreement (the "New Stock Option Grant Certificate(s)") which will be issued under the Plan attached as Exhibit D to this Agreement; and

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         WHEREAS, in connection with the Merger and to induce Harbinger to consummate the transactions contemplated by the Merger Agreement and to grant to Optionee the New Options, Optionee wishes to enter into this Agreement to facilitate the matters contemplated hereby.

         NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

         SECTION 1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

         SECTION  2.   ASSUMPTION AND SUBSTITUTION OF OPTIONS.

                  A. OPTION ASSUMPTION AND SUBSTITUTION. Promptly following the Effective Time and upon receipt of this Agreement duly executed by Optionee and Premenos, Harbinger shall execute and deliver to Optionee a New Stock Option Grant Certificate evidencing the New Options being granted to Optionee in connection with the assumption of the Old Options and the substitution of the New Options therefor pursuant to the terms and conditions of the Merger Agreement and this Agreement. The New Stock Option Grant Certificate shall evidence the right to purchase the number of shares of Harbinger Common Stock as is equal to the product (rounded up or down as appropriate to a whole share) of (i) the number of shares of Premenos Common Stock subject to the Old Options immediately prior to the Effective Time, multiplied by (ii) the Conversion Ratio and the exercise price per share of Harbinger Common Stock set forth in such New Stock Option Grant Certificate shall be equal to the quotient (rounded up or down as appropriate to a whole cent) obtained by dividing (i) the per share exercise price for a share of Premenos Common Stock subject to the Old Options immediately prior to the Effective Time, by (ii) the Conversion Ratio. In connection with such assumption and substitution, Harbinger shall substitute a non-qualified stock option under the Plan for each Old Option held by Optionee that constituted a non-qualified stock option prior to the Effective Time, and shall substitute an incentive stock option under the Plan for each Old Option held by Optionee that constituted an incentive stock option prior to the Effective Time.

                  B. TERMINATION. Optionee hereby acknowledges and agrees that the receipt of the New Options and the New Stock Option Grant Certificate in accordance with the provisions hereof shall constitute full satisfaction and discharge of all rights of Optionee in respect of the Old Options.

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         SECTION 3.        REPRESENTATIONS AND WARRANTIES OF HARBINGER.

         Harbinger represents and warrants to Optionee as follows:

                  A. CORPORATE EXISTENCE AND POWER. Harbinger is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Georgia and has full power and authority to execute, deliver and perform this Agreement.

                  B. AUTHORITY. The execution, delivery and performance of this Agreement and the issuance and delivery of the New Options have been duly and validly authorized by all necessary corporate action on the part of Harbinger.

                  C. BINDING EFFECT. This Agreement has been duly executed and delivered by Harbinger and constitutes the valid and binding agreement of Harbinger, enforceable against Harbinger in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar laws affecting the enforceability of creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

                  D. REGISTRATION. Harbinger shall, promptly following the Effective Time, cause the shares of Harbinger Common Stock issuable upon exercise of the New Options to be registered with the Securities and Exchange Commission on a Form S-8 Registration Statement.

         SECTION 4.        REPRESENTATIONS AND WARRANTIES OF OPTIONEE.

         Optionee represents and warrants to Harbinger as follows:

                  A. AUTHORITY. Optionee has full right, power, authority and capacity to enter into this Agreement and to relinquish all of his/her rights in respect of the Old Options in accordance with the terms and provisions hereof.

                  B. BINDING EFFECT. This Agreement has been duly executed and delivered by Optionee, and, upon consummation of the transactions contemplated hereby, Optionee shall have relinquished all of his/her rights in respect of the Old Options, and this Agreement constitutes the valid and binding agreement of Optionee, enforceable against Optionee in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar laws affecting the enforceability of creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies. Optionee acknowledges that (a) he/she has read this Agreement and all Exhibits hereto, understands the contents hereof and thereof and has signed this Agreement of his/her own

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                           free will, and (b) he/she understands that Harbinger
                           and Premenos will rely on this Agreement in connection with the consummation of the transactions contemplated by the Merger Agreement. Optionee further acknowledges that he/she has received a copy of the Joint Proxy Statement/Prospectus and the Merger Agreement delivered therewith and has had sufficient time to review each such document in full, including, but not limited to, the provisions therein relating to the assumption of the Old Options and substitution of the New Options.

                  C. STOCK OPTION AGREEMENTS. Optionee hereby agrees that upon execution of this Agreement he/she will deliver this Agreement along with his/her original Premenos stock option agreement(s) to Harbinger. If Optionee cannot locate his/her original Premenos stock option agreement(s), he/she will complete and execute the affidavit of loss enclosed herewith for each missing Premenos stock option agreement and return it to Harbinger.

         SECTION 5.        MISCELLANEOUS.

                  A. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to Delaware's conflict of law rules.

                  B. BINDING EFFECT. This Agreement shall be binding on and inure to the benefit of Harbinger, Premenos and Optionee and their respective successors, assigns, heirs, executors and legal representatives; provided, however, that none of the rights or obligations of Optionee hereunder may be assigned or otherwise transferred by Optionee.

                  C. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  D. ENTIRE AGREEMENT. This Agreement is intended by the parties hereto to be their complete agreement with respect to the subject matter hereof, and this Agreement supersedes any prior agreements or understandings (oral or written) with respect to the subject matter hereof between the parties hereto.

                  E. SPECIFIC PERFORMANCE. The parties hereto each acknowledge that the rights of each party to performance of the covenants and agreements herein are special, unique and of extraordinary character, and that, in the event that any party violates or fails or refuses to perform any covenant or agreement made by it herein, the non-breaching party may be without an adequate remedy at law. The parties each agree, therefore, that in the event that either party

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                           violates or fails or refuses to perform any covenant
                           or agreement made by such party herein, the non-breaching party or parties may, subject to the terms of this Agreement and in addition to any remedies at law for damages or other relief, institute and prosecute an action in any court of competent jurisdiction to enforce specific performance of such covenant or agreement or seek any other equitable relief.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    HARBINGER CORPORATION

                                    By: ________________________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                    PREMENOS CORPORATION

                                     By:________________________________________
                                              Name:  ___________________________
                                              Title:   _________________________

                                    OPTIONEE

                                    Signature:
                                    Name (print name):__________________________

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